      As filed with the Securities and Exchange Commission on July 31, 2000
                                                   Registration No. 333-________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            COMMERCIAL METALS COMPANY
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                                     75-0725338
-------------------------------           ------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

   7800 STEMMONS FREEWAY
       DALLAS, TEXAS                                                   75247
----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)

     COMMERCIAL METALS COMPANY 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
--------------------------------------------------------------------------------
                            (Full title of the Plan)

                                DAVID M. SUDBURY
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                             7800 STEMMONS FREEWAY
                              DALLAS, TEXAS 75247
                    ---------------------------------------
                    (Name and address of agent for service)

                                 (214) 689-4300
         -------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                                With a copy to:

                              WILLIAM R. HAYS, III
                                ROBERT R. KIBBY
                             Haynes and Boone, LLP
                                901 Main Street
                                   Suite 3100
                            Dallas, Texas 75202-3789
                                 (214) 651-5000

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------
                                                  Proposed              Proposed
                                                   Maximum               Maximum               Amount of
Title of Securities          Amount            Offering Price           Aggregate             Registration
 To Be Registered       To Be Registered         Per Share            Offering Price              Fee
-----------------------------------------------------------------------------------------------------------
Common Stock
$5.00 par value....     200,000 shares(1)        $28.19 (2)           $5,638,000 (2)           $1,488 (2)
-----------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the anti-dilution provisions of the 1999 Non-Employee Director Stock Option Plan described herein.

(2) For purposes of computing the aggregate offering price and the registration fee, such computation has been made in accordance with Rule 457(h) on the basis of the average high and low sale prices for the Company's Common Stock on July 26, 2000, as reported in New York Stock Exchange Composite transactions.

--------------------------------------------------------------------------------

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

       Commercial Metals Company (the "Company") hereby incorporates by reference the following documents filed with the Securities and Exchange Commission (the "Commission"):

       (a) The Company's Annual Report on Form 10-K for its fiscal year ended August 31, 1999;

       (b) The Company's Quarterly Report on Form 10-Q for its fiscal quarter ended November 30, 1999;

       (c) The Company's Quarterly Report on Form 10-Q for its fiscal quarter ended February 29, 2000;

       (d) The Company's Quarterly Report on Form 10-Q for its fiscal quarter ended May 31, 2000; and

       (e) The description of Common Stock included in the Company's Registration Statement on Form 8-A as filed with the Commission on June 18, 1982 and amended on July 17, 1995.

       All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment that indicates that all securities offered hereunder have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date such documents are filed.

Item 5. Interests of Named Experts and Counsel.

                                  Legal Matters

       The validity of the shares of Common Stock being sold in this offering will be passed upon for the Company by David M. Sudbury, general counsel of the Company.

                                    Experts

       The financial statements and the related financial statement schedules incorporated in this registration statement by reference from the Company's Annual Report on Form 10-K for the year ended August 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Item 6. Indemnification of Directors and Officers

       The Company is a Delaware corporation. Section 145 of the Delaware General Corporation Law generally provides that a corporation is empowered to indemnify any person who is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the Company or is or was serving, at the request of the Company, in any of such capacities of another corporation or other enterprise, if such director, officer, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Section 145 describes in detail the right of the Company to indemnify any such person. The Certificate of Incorporation of the Company and indemnification agreements between the Company and each of its officers and directors provide generally for indemnification of all such directors, officers and agents to the fullest extent permitted under law. The Company's Certificate of Incorporation eliminates the liability of directors to the fullest extent permitted under law. The Company's directors and officers currently are covered by directors' and officers' liability insurance.

       For the undertaking with respect to indemnification, see Item 9 herein.

Item 8. Exhibits

    Exhibit No.   Exhibit
    -----------   -------
       4.1  -     Restated Certificate of Incorporation of Commercial Metals
                  Company, filed as Exhibit (3)(i) to the Company's Form 10-K for the fiscal year ended August 31, 1993 and incorporated by reference herein.

       4.2  -     Certificate of Amendment of Restated Certificate of
                  Incorporation of Commercial Metals Company, dated February 1,
                  1994, filed as Exhibit (3)(i)a to the Company's Form 10-K for the fiscal year ended August 31, 1995 and incorporated by
                  reference herein.

       4.3  -     Certificate of Amendment of Restated Certificate of
                  Incorporation of Commercial Metals Company, dated February 17,
                  1995, filed as Exhibit (3)(i)b to the Company's Form 10-K for the fiscal year ended August 31, 1995 and incorporated by
                  reference herein.

       4.4  -     Certificate of Designation, Preferences and Rights of Series
                  A Preferred Stock, filed as Exhibit 2 to the Company's Form
                  8-A filed August 3, 1999 and incorporated by reference herein.

       4.5  -     Bylaws of Commercial Metals Company, as amended, filed as
                  Exhibit (3)(ii) to the Company's Form 10-K for the fiscal year ended August 31, 1993 and incorporated by reference herein.

      *4.6  -     Commercial Metals Company 1999 Non-Employee Director Stock
                  Option Plan.

      *5.1  -     Opinion of David M. Sudbury with respect to validity of
                  issuance of securities.

     *23.1  -     Consent of Deloitte & Touche LLP.

     *23.2  -     Consent of David M. Sudbury (included in Exhibit 5.1).

     *24.1  -     Power of Attorney (included on the signature page of the
                  Registration Statement)

----------

     * Filed herewith.

Item 9. Undertakings

       (a) The undersigned registrant hereby undertakes:

              (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                     (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

              provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

              (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) The undersigned registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                        SIGNATURES AND POWER OF ATTORNEY

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 31st day of July, 2000.

                                      COMMERCIAL METALS COMPANY


                                      By: /s/ William B. Larson
                                          ------------------------------------
                                          William B. Larson
                                          Vice President and
                                          Chief Financial Officer

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Stanley A. Rabin and David M. Sudbury, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to this Registration Statement on Form S-8 under the Securities Act of 1933, including any amendment or amendments relating thereto (and any additional Registration Statement related hereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, including any amendment or amendments relating thereto), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he or she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated:

                Signature                             Title                        Date
                ---------                             -----                        ----
         /s/ Albert A. Eisenstat                     Director                   July 31, 2000
--------------------------------------------
         Albert A. Eisenstat


         /s/ Moses Feldman                           Director                   July 31, 2000
--------------------------------------------
         Moses Feldman


         /s/ A. Leo Howell                           Vice President             July 31, 2000
--------------------------------------------         and Director
         A. Leo Howell


         /s/ Ralph E. Loewenberg                     Director                   July 31, 2000
--------------------------------------------
         Ralph E. Loewenberg


         /s/ Anthony A. Massaro                      Director                   July 31, 2000
--------------------------------------------
         Anthony A. Massaro


         /s/ Dorothy G. Owen                         Director                   July 31, 2000
--------------------------------------------
         Dorothy G. Owen


         /s/ Stanley A. Rabin                    Chairman, President,           July 31, 2000
--------------------------------------------     Chief Executive
         Stanley A. Rabin                        Officer and Director

                Signature                             Title                        Date
                ---------                             -----                        ----
         /s/ Marvin Selig                        Chairman and                   July 31, 2000
--------------------------------------------     Chief Executive Officer -
         Marvin Selig                            CMC Steel Group
                                                 and Director


         /s/ Robert R. Womack                    Director                       July 31, 2000
--------------------------------------------
         Robert R. Womack


         /s/ William B. Larson                   Vice President and             July 31, 2000
--------------------------------------------     Chief Financial
         William B. Larson                       Officer  (Principal
                                                 Financial Officer)


         /s/ Malinda G. Passmore                 Controller (Principal          July 31, 2000
--------------------------------------------     Accounting Officer)
         Malinda G. Passmore

                                 EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         4.1      -        Restated Certificate of Incorporation of Commercial Metals Company,
                           filed as Exhibit (3)(i) to the Company's Form 10-K for the fiscal year ended August 31, 1993 and incorporated by reference herein.

         4.2      -        Certificate of Amendment of Restated Certificate of Incorporation of
                           Commercial Metals Company, dated February 1, 1994, filed as Exhibit
                           (3)(i)a to the Company's Form 10-K for the fiscal year ended August 31,
                           1995 and incorporated by reference herein.

         4.3      -        Certificate of Amendment of Restated Certificate of Incorporation of
                           Commercial Metals Company, dated February 17, 1995, filed as Exhibit
                           (3)(i)b to the Company's Form 10-K for the fiscal year ended August 31,
                           1995 and incorporated by reference herein.

         4.4      -        Certificate of Designation, Preferences and Rights of Series A Preferred
                           Stock, filed as Exhibit 2 to the Company's Form 8-A filed August 3, 1999 and incorporated by reference herein.

         4.5      -        Bylaws of Commercial Metals Company, as amended, filed as Exhibit
                           (3)(ii) to the Company's Form 10-K for the fiscal year ended August 31,
                           1993 and incorporated by reference herein.

         *4.6     -        Commercial Metals Company 1999 Non-Employee Director Stock Option
                           Plan.

         *5.1     -        Opinion of David M. Sudbury with respect to validity of issuance of securities.

         *23.1    -        Consent of Deloitte & Touche LLP.

         *23.2    -        Consent of David M. Sudbury (included in Exhibit 5.1).

         *24.1    -        Power of Attorney (included on the signature page of the Registration
                           Statement).

----------

         *  Filed herewith.